AMENDMENT
              to the Risk Premium Reinsurance Agreement between the
                    CENTURY LIFE OF AMERICA of Waverly, Iowa,
                   hereinafter referred to as the "REINSURED,"
                                       and
       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

         hereinafter referred to as the "LINCOLN," effective September 1, 1983.

    1. It is hereby agreed that the Revision No. 5 effective the first day of February, 1986, to the above-mentioned reinsurance agreement shall be rescinded

    2. The REINSURED'S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of February, 1986, shall be those specified in the Appendix I attached hereto.

    3. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part V, attached hereto, and shall apply to reinsurance of the REINSURED'S Variable Universal Life plan ceded under the above-mentioned reinsurance agreement on and after the first day of February, 1986, but in no event shall such percentages apply to amounts of reinsurance in excess of $5,000,000 on any one life ceded by the REINSURED to the LINCOLN.

    4. On and after the first day of February, 1986, the premium rates labeled "F5H3, NONSMOKERS," "H3, SMOKERS," and "H4, SUB-STANDARD," under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective January 1, 1982, shall be applied to reinsurance in excess of $5,000,000 per life. Such reinsurance shall not be so terminated as described in the "INCREASE IN LIMIT OF RETENTION" article thereof until it has been in force for at least five years.

Revision No. 8

    It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

    IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA

By /s/ Daniel E. Meylink                 By /s/ James P. Anderson
   ----------------------------             -----------------------------------
   V.P. & Actuary                           Vice President - Legal and
                                            Assistant Secretary

Date  8/1/86                             Date 8/1/86
     --------------------------               ---------------------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By /s/ Hugh J. McFarland                 By /s/ Larsh Rothert
   ----------------------------             -----------------------------------
         Vice President                         Assistant Secretary

Date  8/14/86                            Date 8.12.86
     --------------------------               ---------------------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. 100% of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                                              Reinsurance             Dates                Letters
Plan                                         Renewal Basis      from       through     from     through
----                                         -------------      ----       -------     ----     -------
Universal Life Plan                             20 Years       9-1-83        --         A          K
Univers-All Life II                             20 Years       5-1-84        --         A          K
Univers-AII-III (Form 2222)                     10 Years       1-1-86        --         A          K
Variable Universal Life (Form 2221 0985)        10 Years       2-1-86        --         A          K
Other Insured Rider                             10 Years       2-1-86        --         A          K*
Automatic Increase Rdier                        10 Years       2-1-86        --         A          K

B. Continuations of the REINSURED'S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

*Other Insured Rider issues shall be based on the primary insured's surname.

                               SCHEDULE D, PART V
                          (Effective February 1, 1986)

                            Reinsurance Premium Rates

                    Variable Universal Life (Form 2221 0985)

The reinsurance premium for the first $5,000,000 of reinsurance on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages of the cost of insurance charged the insured:

                                                     Policy Year
Smoking Status          Issue Age          1            2-10          11+
--------------          ---------          -            ----          ---
Nonsmoker                 0-49             0%            80%          90%
                            50+            0             70           70

Smoker                    0-49             0             94           94
                            50+            0             84           90

                                Substandard Risks
                                -----------------

The substandard table-extra reinsurance premium shall be the number of tables assessed the risk times 25% of the attached appropriate standard rates times the following percentages:

                                                     Policy Year
Smoking Status          Issue Age          1            2-10          11+
--------------          ---------          -            ----          ---
Nonsmoker                 0-49            0%            80%          90%
                            50+           0             70           70

Smoker                    0-49            0             94           94
                            50+           0             84           90

   Waiver of Premium Disability, Payor Benefits and Accidental Death Benefits
   --------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                             CENTURY LIFE OF AMERICA
       FLEXIBLE PREMIUM VARIABLE LIFE (FORM $2221) COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                         MALE                                     FEMALE
        =====================================     =====================================
ATT                    -------CURRENT--------                    -------CURRENT--------     ATT
AGE     GUARANTEED     STANDARD     NONSMOKER     GUARANTEED     STANDARD     NONSMOKER     AGE
 0         4.43          1.70                        3.94          1.58                      0
 1         1.64          1.64                        1.54          1.54                      1
 2         1.49          1.49                        1.38          1.38                      2
 3         1.43          1.43                        1.32          1.32                      3
 4         1.37          1.37                        1.27          1.27                      4
 5         1.33          1.33                        1.22          1.22                      5
 6         1.28          1.28                        1.17          1.17                      6
 7         1.25          1.25                        1.14          1.14                      7
 8         1.22          1.22                        1.12          1.10                      8
 9         1.21          1.20                        1.11          1.06                      9

10         1.22          1.20                        1.12          1.03                     10
11         1.25          1.20                        1.13          1.01                     11
12         1.29          1.21                        1.15           .99                     12
13         1.36          1.23                        1.19           .97                     13
14         1.43          1.26                        1.24           .96                     14
15         1.50          1.30                        1.29           .95                     15
16         1.58          1.34                        1.36           .95                     16
17         1.65          1.37                        1.43           .96                     17
18         1.72          1.37                        1.50           .97                     18
19         1.76          1.37                        1.58           .98                     19

20         1.81          1.37          1.37          1.65          1.00          1.00       20
21         1.84          1.37          1.37          1.72          1.01          1.01       21
22         1.87          1.37          1.37          1.76          1.03          1.03       22
23         1.90          1.37          1.37          1.81          1.05          1.05       23
24         1.92          1.37          1.37          1.84          1.07          1.07       24
25         1.95          1.39          1.37          1.87          1.11          1.10       25
26         1.98          1.45          1.38          1.90          1.15          1.13       26
27         2.01          1.54          1.40          1.92          1.24          1.20       27
28         2.05          1.64          1.43          1.95          1.33          1.28       28
29         2.10          1.75          1.47          1.98          1.43          1.36       29

30         2.16          1.86          1.53          2.01          1.53          1.42       30
31         2.22          1.97          1.59          2.05          1.62          1.47       31
32         2.29          2.08          1.65          2.10          1.72          1.53       32
33         2.36          2.19          1.71          2.16          1.81          1.58       33
34         2.45          2.30          1.77          2.22          1.92          1.64       34
35         2.58          2.41          1.83          2.29          2.03          1.69       35
36         2.72          2.52          1.89          2.36          2.14          1.75       36
37         2.90          2.63          1.95          2.45          2.25          1.81       37
38         3.13          2.74          2.01          2.58          2.38          1.86       38
39         3.39          2.88          2.07          2.72          2.52          1.92       39

40         3.68          3.10          2.19          2.90          2.70          2.03       40
41         4.00          3.39          2.35          3.13          2.92          2.18       41
42         4.35          3.74          2.56          3.39          3.18          2.37       42
43         4.72          4.13          2.79          3.68          3.46          2.58       43
44         5.13          4.56          3.04          4.00          3.74          2.81       44
45         5.59          4.99          3.29          4.35          4.00          3.05       45
46         6.09          5.44          3.54          4.72          4.24          3.28       46
47         6.65          5.92          3.80          5.13          4.46          3.51       47
48         7.27          6.42          4.08          5.59          4.67          3.65       48
49         7.96          6.93          4.37          6.09          4.90          3.80       49

                             CENTURY LIFE OF AMERICA
       FLEXIBLE PREMIUM VARIABLE LIFE (FORM $2221) COST OF INSURANCE RATES
                             ANNUAL RATES PER $1000

                         MALE                                     FEMALE
        =====================================     =====================================
ATT                    -------CURRENT--------                    -------CURRENT--------     ATT
AGE     GUARANTEED     STANDARD     NONSMOKER     GUARANTEED     STANDARD     NONSMOKER     AGE
50          8.71          7.46          4.68           6.65         5.15          3.97      50
51          9.53          7.97          4.97           7.27         5.41          4.15      51
52         10.42          8.47          5.24           7.96         5.66          4.35      52
53         11.39          8.99          5.54           8.71         5.93          4.57      53
54         12.45          9.60          5.84           9.53         6.25          4.80      54
55         13.60         10.34          6.21          10.42         6.65          5.06      55
56         14.87         11.20          6.88          11.39         7.13          5.33      56
57         16.26         12.16          7.64          12.45         7.67          5.61      57
58         17.79         13.21          8.47          13.60         8.27          5.91      58
59         19.46         14.38          9.40          14.87         8.90          6.27      59

60         21.28         15.65         10.43          16.26         9.56          6.70      60
61         23.26         17.00         11.58          17.79        10.23          7.20      61
62         25.43         18.44         12.33          19.46        10.91          7.76      62
63         27.79         19.99         14.24          21.28        11.64          8.37      63
64         30.38         21.72         15.79          23.26        12.42          9.06      64
65         33.22         23.66         17.53          25.43        13.27          9.83      65
66         36.36         25.78         19.38          27.79        14.15         10.64      66
67         39.82         28.09         21.44          30.38        15.03         11.46      67
68         43.60         30.61         23.74          33.22        15.98         12.39      68
69         47.65         33.33         26.27          36.36        17.10         13.46      69

70         51.91         36.32         29.05          39.82        18.49         14.79      70
71         56.34         39.50         32.13          43.60        19.95         16.22      71
72         60.89         42.96         35.54          47.65        21.48         17.77      72
73         65.61         46.75         39.26          51.91        23.24         19.52      73
74         70.65         50.82         43.41          56.34        25.33         21.66      74
75         76.16         55.24         48.02          60.89        27.39         24.26      75
76         82.31         60.41         53.00          65.61        31.02         27.23      76
77         89.22         66.06         58.50          70.65        34.47         30.53      77
78         96.93         72.31         64.50          76.16        38.38         34.27      78
79        105.35         79.07         71.19          82.31        42.78         38.54      79

80        114.39         86.45         73.57          89.22        47.80         43.47      80
81        i23.95         94.79         86.63          96.93        53.51         48.88      81
82        133.92        103.92         95.51         105.35        59.56         54.78      82
83        144.30        113.82        105.19         114.39        66.32         61.26      83
84        155.12        124.77        115.99         123.95        73.84         68.67      84
85        166.47        136.79        127.88         133.92        82.46         77.03      85
86        178.39        149.87        140.65         144.30        92.19         86.45      86
87        191.02        164.05        154.40         155.12       102.86         96.83      87
88        204.57        177.89        168.24         166.47       114.34        108.05      88
89        219.37        189.83        180.04         178.39       126.83        120.31      89

90        235.82        199.58        190.02         191.02       140.11        133.42      90
91        254.44        208.02        199.21         204.57       150.06        143.72      91
92        275.82        218.45        210.41         219.37       162.12        156.18      92
93        300.67        234.58        227.28         235.82       178.63        173.08      93
94        330.70        254.33        247.85         254.44       198.95        193.91      94